UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 29, 2026
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On April 29, 2026, Ingevity Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, upon the recommendation of the Company’s Board of Directors, the Company’s stockholders approved the Amendment to the Ingevity Corporation 2025 Omnibus Incentive Plan (the “Amendment”). The Amendment increases the number of shares available for issuance under the plan by 580,000 shares. A description of the Amendment is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 17, 2026, and the complete text of the Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.
ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
At the Annual Meeting, the Company’s stockholders voted on the four proposals identified below. Each of the proposals is described in more detail in the 2026 Proxy Statement.
There were 35,222,538 shares of the Company’s common stock issued and outstanding on the record date and entitled to vote at the Annual Meeting, and 33,498,332 shares (95.10%) were represented in person or by proxy at the Annual Meeting, which number constituted a quorum.
The final voting results for each proposal voted upon at the Annual Meeting are described below.
1.Election of the nine (9) director nominees listed below, each for a one-year term or until his or her successor is duly elected and qualified:

	FOR	WITHHELD
Luis Fernandez-Moreno	31,173,836	862,109
Diane H. Gulyas	31,183,123	852,804
Bruce D. Hoechner	31,180,872	855,239
David H. Li	31,939,655	95,708
Frederick J. Lynch	31,776,737	259,113
Karen G. Narwold	31,924,348	119,369
F. David Segal	31,837,299	196,600
J. Kevin Willis	31,941,621	96,426
Benjamin G. (Shon) Wright	31,868,404	167,381
2.Approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
28,593,615	3,435,921	25,712	1,443,084
3.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2026.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
33,358,881	118,571	20,880	—
4.Approval of amendment to increase authorized shares under the Ingevity Corporation 2025 Omnibus Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
31,038,374	990,650	26,224	1,443,084
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment to Ingevity Corporation 2025 Omnibus Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 17, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ RYAN C. FISHER
Ryan C. Fisher
Senior Vice President, General Counsel and Corporate Secretary
Date: May 4, 2026